                                                                     EXHIBIT 99A
                                                                     ===========

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined balance sheet as of December 31, 1998, and the unaudited pro forma condensed combined statements of income for each of the years in the three year period ended December 31, 1998 give effect to the pending merger (the "Merger") of BankBoston Corporation ("BankBoston") and Fleet Financial Group, Inc. ("Fleet"), accounted for as a pooling of interests. The Merger, anticipated to be consummated in the fourth quarter of 1999, is subject to shareholder and regulatory approval.

     The unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of BankBoston and Fleet under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements, and gives effect to the Merger as if the Merger had been consummated at the beginning of the earliest period presented. The unaudited pro forma condensed combined financial statements do not give effect to the anticipated cost savings in connection with the Merger or the effects of any regulatory required divestitures.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the consolidated historical financial statements of BankBoston and Fleet, including the respective notes thereto. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations which would have been realized had the Merger been consummated during the periods or as of the dates for which the pro forma information is presented.

     Pro forma per share amounts for the combined BankBoston and Fleet entity are based on the Common Exchange Ratio of 1.1844 shares of Fleet common stock, par value $.01 per share, for each share of BankBoston common stock, par value $1.00 per share.

            BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            as of December 31, 1998

                                                                                            Pro Forma        Pro Forma
      (Dollars in millions)                                BankBoston           Fleet      Adjustments        Combined
                                                           ----------           -----      -----------        --------
      ASSETS:
      Cash, due from banks and interest-bearing deposits    $  5,306          $  5,635        $    -         $ 10,941
      Federal funds sold and securities purchased
           under agreements to resell                          2,463               103             -            2,566
      Securities                                              12,534            10,902             -           23,436
      Trading assets                                           3,802               562             -            4,364
      Loans and leases                                        42,806            69,396             -          112,202
      Reserve for credit losses                                 (754)           (1,552)            -           (2,306)
      Due from brokers/dealers                                   265             3,600             -            3,865
      Mortgages held for resale                                    -             3,960             -            3,960
      Premises and equipment                                   1,319             1,229             -            2,548
      Mortgage servicing rights                                    -             1,405             -            1,405
      Intangible assets                                          787             3,117             -            3,904
      Other assets                                             4,985             6,025             -           11,010
                                                            --------          --------        ------         --------
      Total assets                                          $ 73,513          $104,382        $    -         $177,895
                                                            ========          ========        ======         ========


      LIABILITIES and STOCKHOLDERS' EQUITY:
      Deposits:
       Domestic:
         Noninterest-bearing                                $  6,554          $ 18,646        $    -         $ 25,200
         Interest-bearing                                     28,371            47,214             -           75,585
       Overseas:
         Noninterest-bearing                                   1,144                 -             -            1,144
         Interest-bearing                                     12,431             3,818             -           16,249
                                                            --------          --------        ------         --------
      Total deposits                                          48,500            69,678             -          118,178
                                                            --------          --------        ------         --------
      Federal funds purchased and securities sold
           under agreements to repurchase                      5,241             4,456             -            9,697
      Funds borrowed                                           6,775             5,033             -           11,808
      Due to brokers/dealers                                     241             3,975             -            4,216
      Notes payable                                            5,588             8,820             -           14,408
      Accrued expenses and other liabilities                   2,351             3,011           650 4(b)       6,012
                                                            --------          --------        ------         --------
      Total liabilities                                       68,696            94,973           650          164,319
                                                            --------          --------        ------         --------
      Stockholders' equity:
      Preferred stock                                              -               691             -              691
      Common stock                                               307                 6          (304)4(a)           9
      Common surplus                                           1,118             3,284          (203)4(a)       4,199
      Retained earnings                                        3,895             5,337          (650)4(b)       8,582
      Accumulated other comprehensive income                     (33)              128             -               95
      Treasury stock, at cost                                   (470)              (37)          507 4(a)           -
                                                            --------          --------        ------         --------
      Total stockholders' equity                               4,817             9,409          (650)          13,576
                                                            --------          --------        ------         --------
      Total liabilities and stockholders' equity            $ 73,513          $104,382        $    -         $177,895
                                                            ========          ========        ======         ========

   See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

            BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1998

                                                                                            Pro Forma        Pro Forma
      (Dollars in millions, except per share data)         BankBoston           Fleet      Adjustments        Combined
                                                           ----------           -----      -----------        --------
      Interest income:
        Interest and fees on loans                          $  4,259          $  5,878        $    -         $ 10,137
        Interest on securities and trading assets                892               673             -            1,565
        Other                                                    426               214             -              640
                                                            --------          --------        ------         --------
      Total interest income                                    5,577             6,765             -           12,342
                                                            --------          --------        ------         --------
      Interest expense:
        Deposits                                               1,871             1,835             -            3,706
        Funds borrowed                                           859               400             -            1,259
        Notes payable                                            320               448             -              768
        Other                                                      -               213             -              213
                                                            --------          --------        ------         --------
      Total interest expense                                   3,050             2,896             -            5,946
                                                            --------          --------        ------         --------
      Net interest income                                      2,527             3,869             -            6,396
                                                            --------          --------        ------         --------
      Provision for credit losses                                380               470             -              850
                                                            --------          --------        ------         --------
      Net interest income after provision for
       credit losses                                           2,147             3,399             -            5,546
                                                            --------          --------        ------         --------
      Noninterest income:
        Banking fees and commissions                             580               748             -            1,328
        Investment services revenue                              388               851             -            1,239
        Credit card revenue                                       64               391             -              455
        Venture capital revenue                                  233               149             -              382
        Securities gains                                          41                74             -              115
        Gains on sales of businesses                             254                 -             -              254
        Other                                                    472             1,024             -            1,496
                                                            --------          --------        ------         --------
             Total noninterest income                          2,032             3,237             -            5,269
                                                            --------          --------        ------         --------
      Noninterest expense:
        Employee compensation and benefits                     1,630             1,927             -            3,557
        Occupancy and equipment                                  398               605             -            1,003
        Intangible asset amortization                             47               227             -              274
        Merger-related charges                                     -                73             -               73
        Other                                                    835             1,297             -            2,132
                                                            --------          --------        ------         --------
             Total noninterest expense                         2,910             4,129             -            7,039
                                                            --------          --------        ------         --------
      Income before income taxes                               1,269             2,507             -            3,776
      Applicable income taxes                                    477               975             -            1,452
                                                            --------          --------        ------         --------
      Net income                                            $    792          $  1,532        $    -         $  2,324
                                                            ========          ========        ======         ========
      Net income applicable to common shares                $    783          $  1,481        $    -         $  2,264
                                                            ========          ========        ======         ========

      Weighted average common shares outstanding:
        (in thousands)
           Basic                                             293,873           568,059             -          916,122 4(d)
           Diluted                                           296,663           587,769             -          939,137 4(d)

      Per Common Share:
           Basic                                            $   2.66          $   2.61        $    -         $   2.47 4(d)
           Diluted                                              2.64              2.52             -             2.41 4(d)

   See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

            BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1997

                                                                                            Pro Forma        Pro Forma
      (Dollars in millions, except per share data)         BankBoston           Fleet      Adjustments        Combined
                                                           ----------           -----      -----------        --------
      Interest income:
        Interest and fees on loans                          $  3,954          $  5,357        $    -         $  9,311
        Interest on securities and trading assets                809               570             -            1,379
        Other                                                    401               164             -              565
                                                            --------          --------        ------         --------
      Total interest income                                    5,164             6,091             -           11,255
                                                            --------          --------        ------         --------
      Interest expense:
        Deposits                                               1,685             1,654             -            3,339
        Funds borrowed                                           805               247             -            1,052
        Notes payable                                            245               338             -              583
        Other                                                      -               152             -              152
                                                            --------          --------        ------         --------
      Total interest expense                                   2,735             2,391             -            5,126
                                                            --------          --------        ------         --------
      Net interest income                                      2,429             3,700             -            6,129
                                                            --------          --------        ------         --------
      Provision for credit losses                                200               322             -              522
                                                            --------          --------        ------         --------
      Net interest income after provision for
       credit losses                                           2,229             3,378             -            5,607
                                                            --------          --------        ------         --------
      Noninterest income:
        Banking fees and commissions                             487               708             -            1,195
        Investment services revenue                              294               696             -              990
        Venture capital revenue                                  221                71             -              292
        Securities gains                                          80                33             -              113
        Credit card revenue                                       36                62             -               98
        Gains on sales of businesses                              68               175             -              243
        Other                                                    377               886             -            1,263
                                                            --------          --------        ------         --------
             Total noninterest income                          1,563             2,631             -            4,194
                                                            --------          --------        ------         --------
      Noninterest expense:
        Employee compensation and benefits                     1,279             1,752             -            3,031
        Occupancy and equipment                                  350               611             -              961
        Intangible asset amortization                             37               169             -              206
        Merger-related charges                                     -                25             -               25
        Other                                                    658             1,158             -            1,816
                                                            --------          --------        ------         --------
             Total noninterest expense                         2,324             3,715             -            6,039
                                                            --------          --------        ------         --------
      Income before income taxes                               1,468             2,294             -            3,762
      Applicable income taxes                                    589               927             -            1,516
                                                            --------          --------        ------         --------
      Net income                                            $    879          $  1,367        $    -         $  2,246
                                                            ========          ========        ======         ========
      Net income applicable to common shares                $    848          $  1,305        $    -         $  2,153
                                                            ========          ========        ======         ========

      Weighted average common shares outstanding:
        (in thousands)
          Basic                                              295,918           551,956             -          902,441 4(d)
          Diluted                                            300,080           568,605             -          924,020 4(d)

      Per Common Share:
          Basic                                             $   2.86          $   2.37        $    -         $   2.39 4(d)
          Diluted                                               2.82              2.30             -             2.33 4(d)

   See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

            BANKBOSTON CORPORATION AND FLEET FINANCIAL GROUP, INC.
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     For the Year Ended December 31, 1996

                                                                                            Pro Forma        Pro Forma
      (Dollars in millions, except per share data)         BankBoston           Fleet      Adjustments        Combined
                                                           ----------           -----      -----------        --------
      Interest income:
        Interest and fees on loans                          $  3,863          $  5,169        $    -         $  9,032
        Interest on securities and trading assets                724               723             -            1,447
        Other                                                    306               136             -              442
                                                            --------          --------        ------         --------
      Total interest income                                    4,893             6,028             -           10,921
                                                            --------          --------        ------         --------
      Interest expense:
        Deposits                                               1,680             1,754             -            3,434
        Funds borrowed                                           679               311             -              990
        Notes payable                                            194               390             -              584
        Other                                                      -               111             -              111
                                                            --------          --------        ------         --------
      Total interest expense                                   2,553             2,566             -            5,119
                                                            --------          --------        ------         --------
      Net interest income                                      2,340             3,462             -            5,802
                                                            --------          --------        ------         --------
      Provision for credit losses                                231               213             -              444
                                                            --------          --------        ------         --------
      Net interest income after provision for
       credit losses                                           2,109             3,249             -            5,358
                                                            --------          --------        ------         --------
      Noninterest income:
        Banking fees and commissions                             455               601             -            1,056
        Investment services revenue                              251               634             -              885
        Venture capital revenue                                  209               106             -              315
        Credit card revenue                                       36                59             -               95
        Securities gains                                          23                43             -               66
        Gains on sales of businesses                             153                 -             -              153
        Other                                                    217               890           (18) 4(c)      1,089
                                                            --------          --------        ------         --------
             Total noninterest income                          1,344             2,333           (18)           3,659
                                                            --------          --------        ------         --------
      Noninterest expense:
        Employee compensation and benefits                     1,178             1,735             -            2,913
        Occupancy and equipment                                  341               593             -              934
        Intangible asset amortization                             34               140             -              174
        Merger-related charges                                   180                 -             -              180
        Other                                                    587             1,044             -            1,631
                                                            --------          --------        ------         --------
             Total noninterest expense                         2,320             3,512             -            5,832
                                                            --------          --------        ------         --------
      Income before income taxes                               1,133             2,070           (18)           3,185
      Applicable income taxes                                    483               849            (7)           1,325
                                                            --------          --------        ------         --------
      Net income                                            $    650          $  1,221        $  (11)        $  1,860
                                                            ========          ========        ======         ========
      Net income applicable to common shares                $    613          $  1,149        $  (11)        $  1,751
                                                            ========          ========        ======         ========
      Weighted average common shares outstanding:
        (in thousands)
           Basic                                             307,058           568,896             -          932,575 4(d)
           Diluted                                           312,224           580,026             -          949,824 4(d)

      Per Common Share:
           Basic                                            $   2.00          $   2.02        $    -         $   1.88 4(d)
           Diluted                                              1.96              1.98             -             1.84 4(d)

   See Notes To Unaudited Pro Forma Condensed Combined Financial Statements

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


Note 1.  Basis of Presentation

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entity. It is anticipated that the Merger will be consummated in the fourth quarter of 1999.

Under generally accepted accounting principles, the transaction will be accounted for as a pooling of interests and, as such, the assets and liabilities of Fleet will be combined with those of BankBoston at book value. In addition, the statements of income of Fleet will be combined with the statements of income of BankBoston as of the earliest period presented. The unaudited pro forma condensed combined statements of income give effect to the Merger as if the Merger occurred at the beginning of the earliest period presented. The unaudited pro forma condensed combined balance sheet assumes the Merger was consummated on December 31, 1998. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income to conform presentation.

BankBoston and Fleet anticipate that, in order to obtain regulatory approval for the Merger, the companies will be required to divest approximately $13 billion of deposits and approximately $5 billion of loans, primarily in the Massachusetts, Connecticut and Rhode Island markets. No adjustment has been included in the unaudited pro forma condensed combined financial statements for the anticipated divestitures, however, the reduction in net income related to such divestitures is estimated to be $160 million.

Note 2.  Accounting Policies and Financial Statement Classifications

The accounting policies of both companies are in the process of being reviewed for consistency. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of such adjustments have not been determined but are not expected to be significant. Transactions between BankBoston and Fleet that are not material in relation to the pro forma financial information have not been eliminated from the pro forma combined amounts.

Note 3.  Merger and Restructuring Related Charges

A liability of $1 billion (pre-tax) has been recorded in the unaudited pro forma condensed combined balance sheet to reflect management's best estimate of merger and restructuring related charges in connection with the Merger. This liability resulted in a $650 million post-tax charge to retained earnings in the unaudited pro forma condensed combined balance sheet. The following table provides detail of the estimated charges by type, post-tax:

                                     Estimated Costs
                                        (Post-Tax)
     Type of Cost                    ($ in millions)
     ------------                    ---------------
     Personnel                             $300
     Technology and operations              150
     Facilities                              75
     Branches                                25
     Transaction costs and other            100
                                           ----
     Total                                 $650
                                           ====

Personnel related costs consist primarily of charges related to employee severance, termination of certain employee benefits plans and employee assistance costs for separated employees. Technology and operations costs relate to the elimination of duplicate systems. Facilities charges consist of lease termination costs and other facilities related exit costs resulting from consolidation of duplicate headquarters and operational facilities. Branch related costs are primarily related to the cost of exiting branches anticipated to be closed, including lease terminations and equipment write-offs. The effect of the proposed charge has been reflected in the unaudited pro forma condensed combined balance sheet as of December 31, 1998; however, since the proposed charge is nonrecurring, it has not been reflected in the unaudited pro forma condensed combined statements of income. In addition, it is estimated that $60 million (post-tax) in other expenses related to the Merger will be recognized in future periods as they are incurred. These charges have not been reflected in the unaudited pro forma condensed combined balance sheet as of December 31, 1998.

Note 4.  Pro Forma Adjustments

(a) Pro forma adjustments to common stock, treasury stock and common surplus at December 31, 1998, reflect the Merger accounted for as a pooling of interests, through: (i) the exchange of 349.4 million shares of Fleet common stock (using the Common Exchange Ratio of 1.1844) for the 295.0 million outstanding shares of BankBoston common stock at December 31, 1998, (ii) the reclassification adjustment from common surplus to common stock to reflect the $.01 par value of Fleet common stock and (iii) an adjustment for $507 million to reflect the retirement of BankBoston treasury stock and the reissuance of Fleet treasury stock.

(b) Pro forma adjustments to accrued expenses and other liabilities and retained earnings reflect the $1 billion merger and restructuring related charge and a $350 million reduction in the deferred tax liability for the anticipated tax benefit of such charge. For additional information on the merger and restructuring related charges see Note 3.

(c) Pro forma adjustment reflects the elimination of gains on the sale of BankBoston common stock realized by Fleet in 1996.

(d) The pro forma combined weighted average common shares outstanding for each of the years in the three year period ended December 31, 1998 reflect the converted BankBoston weighted average common shares plus Fleet weighted average common shares outstanding. Each share of BankBoston common stock was converted into 1.1844 shares of Fleet common stock.

Note 5.  Other Securities and Exchange Commission Filings

In connection with its proposed merger with BankBoston, Fleet will file a Registration Statement on Form S-4 with the Securities and Exchange Commission (the "Commission") registering Fleet common stock to be issued in connection therewith. This registration statement, which will be subject to review and comment by the Staff of the Commission, will include pro forma financial information for BankBoston and Fleet. Such pro forma financial information may differ from the pro forma financial information included herein.